UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
August 1, 2005
Date of Report (Date of earliest event reported)
Greenfield Online, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50698 (Commission File Number)	06-1440369 (I.R.S. Employer Identification No.)
21 River Road
Wilton, CT 06897
(Address of Principal Executive Offices and Zip Code)
(203) 834-8585
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if changed since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) Director Resignation
     Lawrence R. Handen submitted his resignation as a member of the Greenfield Online, Inc., board of directors on August 1, 2005, with immediate effect. Mr. Handen has been a member of the board since May of 2001, and was the chairperson of the company’s Compensation and Mergers and Acquisitions Committees and a member of the company’s Audit Committee. Mr. Handen had no disagreements with the company with regard to any of its operations, policies or practices. The company intends to fill this vacancy.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit No.	Exhibit Title
17	Correspondence on Departure of Directors.
     (i) Letter from Lawrence R. Handen on resignation from the board of directors.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENFIELD ONLINE, INC.

By:	/s/ Robert E. Bies

Robert E. Bies
Executive Vice President and Chief Financial Officer
Dated: August 2, 2005

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